
Apo E
AEM-28


AZX100

Capstone Therapeutics

Operating Update

August 14, 2013

CAPSTONE

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2012, and other documents we file with the U.S. Securities and Exchange Commission.

Cash Report

Cash Use and Ending Balance	2Q2013
CAPS	$ (401,000)
LipimetiX	$ (677,000)
Consolidated	$ (1,078,000)
Cash Balance	$ 8,123,000

Note: Cash Balance at June 30, 2013 includes $3.1 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- First discovery hearing held in February 2013 – duration of discovery process uncertain
- Proposed DOJ/Orthofix settlement accepted by court - had slowed lawsuit progress
- Settlement/Trial: Timing Unknown

LipimetiX Development LLC (JV)

- CAPS contributed $6M for 60% (ownership)
- 2 tranche funding structure
- $5M of CAPS contribution has preferential distribution right
- LipimetiX LLC (Lipi) contributed UAB license for current/future IP, for 40% (ownership)
- JV contracted Dennis Goldberg, Ph.D. and team to manage program (Benu BioPharma, Inc.)
- Joint Development Committee of JV makes all operating/admin decisions.
  Lipi = 3 seats, CAPS = 2 seats
- Majority shareholder vote on strategic decisions
- Shutdown provisions for any development roadblocks
- 27-Month program to Q4 2014
- **Common goal to monetize on Phase 2a data**

AEM-28 Rational Design at UAB
– 299 aa down to 28 aa with full function


'Hinge region'
Apolipoprotein E
Arg172
Arg
Cys
158
150
Receptor-binding region
136
112
Arg
Cys
244
Major lipid-binding region
CO_2H-terminal domain
272
NH_2-terminal domain
LRKLRKRLLR
DWLKAFYDKVAEKLKAEF

AEM-28

Target Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
  - Absence of LDL receptor function
  - Cannot clear LDL or control cholesterol levels
  - Orphan indication, potential for rapid development/ approval
  - Potential $200 million market
- Severe Refractory Hypercholesterolemia
  - Not responsive to lipid lowering
  - Orphan indication targeted
  - Potential $800 million market

Target Indications (cont'd)

- Acute Coronary Syndrome
  - 1,300,000 hospitalizations/year in US alone
  - 10-25% recurrence rate in first year after event
  - Reduce atherosclerosis burden and mortality
  - Potential $11 Billion annual market
  - Will require an outcome study and funding by big Pharma

Homozygous FH Animal Evidence: AEM -28 Reduces LDL & VLDL

- Watanabe Heritable Hyperlipidemic (WHHL) Rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, etc.
- **Single dose of AEM-28 reduces non-HDL cholesterol 45% at 18 hours**



pre IV injection
18 hr post injection
LDL
VLDL
D LDL
D VLDL
HDL
Relative cholesterol (A546)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30
Elution volume (mL)

Also results in reduction of several markers of atherosclerosis

Gupta, et al. Circulation: 2005;111:3112-3118

ACS Animal Evidence:
Direct Artery Wall Effects Reduce Atherosclerosis



Reduction in Atherosclerosis far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51% of aorta covered by fatty streaks**

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8% of aorta covered by fatty streaks**

Summary – Apo E Mimetics

- Novel mimetics of key lipid/cholesterol metabolism protein
  - Utilizes alternate receptors on liver to clear atherogenic lipoproteins
  - Induces direct anti-inflammatory and lesion regression effects on artery walls
  - Believed to be only product in development with both effects
- Does not inhibit key regulatory enzymes
  - Lower toxicity risk because of natural pathway
- **Mechanism of action and published animal data suggest potential for clinical success**

LipimetiX Operating Update

- Joint Venture formation/Transaction completed on August 3, 2012
- New AEM-28 drug material manufactured/received
- Pre-IND meeting letter filed with FDA
- Orphan Drug application approved December, 2012 by FDA for Homozygous Familial Hypercholesterolemia
- Preclinical Toxicity studies initiated / continuing
- Phase 1a and Phase 1b/2a protocols designed/being refined
- Goal: Submit IND mid Q4 2013, assuming clean tox data

- **Schedule:**
  - 2 – 3 Months Behind Original Plan for IND Submittal
  - No Anticipated Effect on 27-Month Development Plan

- **Budget:**
  - Total Program Cost still ≈ \$6M
  - Releasing ≈ \$800K from Escrow to Fund IND Submission
  - Available Joint Venture Funds Anticipated to be Adequate to Complete 27-Month Development Plan

Capstone Summary

- Two Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL Reduction
  - AZX100 in Pulmonary Fibrosis – LRRI Results
    - Seeking Development Partner

- Continue CAPS Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash

- Cash Resources Believed to be Adequate to Reach Value Milestones

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520